THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). On December 16, 2002, the Fund's shareholders approved the Plan of Liquidation and Dissolution of the Fund (see Note 8), and the Fund is in the process of being liquidated. Prior to the liquidation, the Fund's investment objective was long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Ltd. and its administrator is UBS Global Asset Management (US) Inc.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". The Fund intends to de-list its shares from the NYSE in April 2003, shortly before the liquidation proceeds are distributed to the Fund's shareholders. Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. (the "Plan Agent"), at (800) 331-1710. In addition, information on the Fund is available on the Internet at www.indiagrowth.com.

RESIGNATION OF TREASURER AND SECRETARY

On October 18, 2002, Mr. J.S. Mascarenhas resigned as Treasurer and Secretary of the Fund. On October 23, 2002, Mr. R. Rangarajan was appointed as Treasurer and Secretary of the Fund and then subsequently resigned effective January 31, 2003. On February 27, 2003, Mr. Narayanan Raman was appointed as Treasurer and Secretary of the Fund.

LIQUIDATION OF THE FUND

At the special meeting of shareholders held on December 16, 2002, the Fund's shareholders approved a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation and Dissolution adopted by the Board of Directors on October 3, 2002 (see Note 8).

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (concluded)
----------------------------------------------------------------------

The resulting vote count was as follows:

For liquidation:               2,951,303
Against liquidation:              89,348
Abstain:                          54,069

The Fund's investment adviser is in the process of liquidating the Fund's portfolio investments. The Fund expects to be in a position to distribute substantially all of the Fund's liquidation proceeds to its shareholders during April 2003. Shortly before the time of such distribution, the Fund intends to de-list the Fund's shares from the New York Stock Exchange.

SEMI-ANNUAL PERIOD ENDED DECEMBER 31, 2002

During the six months ended December 31, 2002, the Fund's net assets decreased from U.S.$56.3M to U.S.$55.2M. During the same period, the Fund's net asset value ("NAV") per share decreased 1.9% while its market price increased 22.1%.

As of the most recent NAV date, Wednesday, February 19, 2003, the Fund's NAV was $10.10 per share and its closing market price was $9.95 per share resulting in a discount of 1.5%.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top 20 Equity Holdings -- December 31, 2002
---------------------------------------------------------

    The Fund had equity positions in 60 companies at December 31, 2002. The top 20 equity holdings as of that date are as follows:

      COMPANY                                             PERCENTAGE OF NET ASSETS
      -------                                             ------------------------
 1.   Hero Honda Motors Ltd. ...........................            6.29%
 2.   Hindustan Lever Ltd. .............................            5.81
 3.   Hindustan Petroleum Corp. Ltd. ...................            5.20
 4.   Reliance Industries Ltd. .........................            5.13
 5.   ITC Ltd. .........................................            4.91
 6.   Nestle India Ltd. ................................            4.82
 7.   Dr. Reddys Laboratories Ltd. .....................            3.93
 8.   Larsen & Toubro Ltd. .............................            3.66
 9.   BSES Ltd. ........................................            3.56
10.   Infosys Technologies Ltd. ........................            3.48
11.   Punjab Tractors Ltd. .............................            3.11
12.   EIH Ltd. .........................................            2.65
13.   Cipla Ltd. .......................................            2.49
14.   Sun Pharmaceutical Industries Ltd. ...............            2.33
15.   Tata Iron & Steel Co. Ltd. .......................            2.31
16.   Associated Cement Co. Ltd. .......................            1.94
17.   National Aluminum Ltd. ...........................            1.89
18.   GlaxoSmithKline Consumer Healthcare Ltd. .........            1.72
19.   Mahindra & Mahindra Ltd. .........................            1.68
20.   Aurobindo Pharmaceuticals Ltd. ...................            1.53
                                                                   -----
      Total ............................................           68.44%
                                                                   =====

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 2002 (In Liquidation) (unaudited)
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--92.56%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--92.56%
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
ALUMINUM--2.89%
   25,541   Bharat Forge*.....................................  $   109,302
   36,406   Hindalco Industries Ltd...........................      445,186
  538,860   National Aluminum Ltd. ...........................    1,040,635
                                                                -----------
                                                                  1,595,123
                                                                -----------
AUTOMOBILES & AUTO ANCILLARIES--12.48%
   74,112   Bajaj Auto Ltd....................................      776,360
  613,162   Hero Honda Motors Ltd.............................    3,470,535
  393,727   Mahindra & Mahindra Ltd.*.........................      925,402
  554,261   Punjab Tractors Ltd. .............................    1,718,267
                                                                -----------
                                                                  6,890,564
                                                                -----------
CEMENT--1.94%
  311,185   Associated Cement Co. Ltd.*.......................    1,071,463
                                                                -----------
CIGARETTES--4.91%
  196,615   ITC Ltd.+.........................................    2,707,915
                                                                -----------
COMPUTER SOFTWARE--8.83%
   57,033   Digital Globalsoft Ltd.*..........................      747,495
  185,600   DSQ Software Ltd.*................................       74,124
   50,000   HCL Technologies Ltd..............................      194,578
   19,307   Infosys Technologies Ltd..........................    1,921,097
   19,620   Mphasis BFL Ltd...................................      293,134
  140,138   Polaris Software Lab Ltd..........................      525,773
   56,170   Satyam Computer Services Ltd......................      325,540
  527,380   Sonata Software Ltd...............................      199,074
   17,465   Wipro Ltd.*.......................................      593,937
                                                                -----------
                                                                  4,874,752
                                                                -----------
CONSUMER DURABLES--0.06%
  250,000   Polar Industries Ltd.*#...........................       32,847
                                                                -----------
CONSUMER PRODUCTS--7.12%
  222,822   Colgate-Palmolive (India).........................      626,643
  845,806   Hindustan Lever Ltd...............................    3,205,949
  391,436   Vashisti Detergents Ltd.*.........................       98,777
                                                                -----------
                                                                  3,931,369
                                                                -----------
DIVERSIFIED--9.68%
   74,876   Grasim Industries Ltd.............................      492,276
  453,754   Larsen & Toubro Ltd...............................    2,020,838
  455,899   Reliance Industries Ltd. .........................    2,830,472
                                                                -----------
                                                                  5,343,586
                                                                -----------
ELECTRICALS--0.94%
   80,467   Siemens India Ltd. ...............................      521,148
                                                                -----------
ENGINEERING--3.11%
   80,549   Bharat Electronics Ltd............................      293,387
  150,000   Bharat Heavy Electricals Ltd......................      539,937
  115,733   Cummins India Ltd.................................      117,181
   95,321   Engineers India Ltd...............................      562,384
   68,188   Thermax Ltd.......................................      202,004
                                                                -----------
                                                                  1,714,893
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
FERTILIZERS--1.26%
  649,950   Indo Gulf Corp. Ltd. .............................  $   696,036
                                                                -----------
FOOD & AGRO PRODUCTS--6.54%
  174,015   GlaxoSmithKline Consumer Healthcare Ltd...........      948,100
  243,802   Nestle India Ltd..................................    2,660,467
                                                                -----------
                                                                  3,608,567
                                                                -----------
HOTELS--2.66%
  368,525   EIH Ltd...........................................    1,460,266
   26,510   Hotel Leela Venture Ltd.*.........................        8,542
                                                                -----------
                                                                  1,468,808
                                                                -----------
IRON & STEEL--2.31%
  402,682   Tata Iron & Steel Co. Ltd.*+......................    1,272,290
                                                                -----------
MEDIA--0.44%
  118,188   Zee Telefilms Ltd.................................      240,320
                                                                -----------
OIL & GAS--0.17%
   63,149   Gail India Ltd....................................       92,452
                                                                -----------
PAPER--0.02%
   13,360   Ballapur Industries Ltd...........................       11,981
                                                                -----------
PETROLEUM--6.06%
  104,531   Bharat Petroleum Corp. Ltd. ......................      472,515
  478,350   Hindustan Petroleum Corp. Ltd.....................    2,872,594
                                                                -----------
                                                                  3,345,109
                                                                -----------
PHARMACEUTICALS--13.57%
  193,251   Aurobindo Pharmaceuticals Ltd.....................      845,347
  109,860   Aventis Pharmaceuticals Ltd.......................      674,969
   73,256   Cipla Ltd.........................................    1,373,989
  115,788   Dr. Reddys Laboratories Ltd.......................    2,168,822
   83,029   GlaxoSmithKline Pharmaceuticals Ltd.*.............      529,169
   45,732   Ranbaxy Laboratories Ltd. ........................      565,808
  102,350   Sun Pharmaceuticals Industries Ltd. ..............    1,284,124
  477,760   Sun Pharmaceuticals Industries Ltd.#++............        9,964
    4,289   Wockhardt Ltd.*...................................       39,943
                                                                -----------
                                                                  7,492,135
                                                                -----------
POWER & ENERGY--4.55%
  423,407   BSES Ltd..........................................    1,962,507
  235,834   Tata Power Co. Ltd.*..............................      549,378
                                                                -----------
                                                                  2,511,885
                                                                -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
December 31, 2002 (In Liquidation) (unaudited)

----------------------------------------------------------------------------
EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

 SHARES                                                            VALUE
---------                                                       -----------
REFINERIES & PETROCHEMICALS--0.15%
   50,000   Indian Petrochemicals Ltd.*.......................  $    82,325
                                                                -----------
TELECOMMUNICATIONS & CABLE--0.59%
   85,348   Global Tele Systems Ltd. .........................      170,340
   79,823   Mahanagar Telephone Nigam Ltd. ...................      157,898
                                                                -----------
                                                                    328,238
                                                                -----------
TEXTILES--0.08%
1,497,707   Welspun Syntex Ltd.*# ............................       41,542
                                                                -----------
MISCELLANEOUS--2.20%
   51,927   Asian Paints India Ltd............................      351,577
  175,974   Container Corp of India Ltd. .....................      842,253
  277,500   Royal Airways Ltd.*...............................       18,519
                                                                -----------
                                                                  1,212,349
                                                                -----------
TOTAL EQUITIES & EQUITY EQUIVALENTS (cost--$45,730,912).......   51,087,697
                                                                -----------

--------------------------------------------------------------------------------
NON-CONVERTIBLE DEBENTURE--0.16%
--------------------------------------------------------------------------------

      PRINCIPAL
       AMOUNT
        (000)
---------------------
           Rs.  4,321   10.5% Jindal Iron & Steel Co. Ltd. of Rs. 500 each, Rs. 167 remaining; redeemable starting 1/14/01#
                          (cost--$232,986)..........................................       90,117
                                                                                      -----------

--------------------------------------------------------------------------------
BANK DEPOSITS--9.08%
--------------------------------------------------------------------------------

                                                     MATURITY           INTEREST
                                                      DATES               RATES
                                               --------------------  ---------------
    50,000   Banque Nationale de Paris.......        01/06/03             5.51%         1,042,753
   190,100   Standard Chartered Grindlays                                5.50 to
               Bank..........................  01/02/03 to 01/06/03       6.50          3,964,546
                                                                                      -----------
TOTAL BANK DEPOSITS (cost--$5,004,411)..............................................    5,007,299
                                                                                      -----------

TOTAL INVESTMENTS (cost--$50,968,309)--101.80%......................................   56,185,113
Liabilities in excess of other assets--(1.80)%......................................     (993,376)
                                                                                      -----------
NET ASSETS (equivalent to $10.34 per share; applicable to 5,339,067 shares outstanding)--100%................................................................  $55,191,737
                                                                                      ===========

------------------------------

  Rs.   --    Indian Rupees.
    +         Affiliated security. Deemed as such because a Director of
              the Fund or the Investment Adviser is an officer or director of the Company.
    *         Non-income producing security.
    #         Fair valued securities, aggregating $174,470 or 0.32% of net assets.
   ++         Preferred Stock.

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 2002 (In Liquidation) (unaudited)
----------------------------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at
     value (cost--$49,991,742)....................  $ 52,204,908
    Investments in affiliated securities, at value
     (cost--$976,567).............................     3,980,205  $ 56,185,113
                                                    ------------
    Dividends and interest receivable.............                      74,639
    Prepaid expenses and other assets.............                     177,384
                                                                  ------------
        Total assets..............................                  56,437,136
                                                                  ------------

LIABILITIES
    Deferred Indian withholding taxes.............                     698,004
    Payable to custodian..........................                      72,276
    Investment advisory fee payable...............                      34,581
    Trust administrator fee payable...............                      20,709
    Administrator fee payable.....................                      10,616
    Accrued expenses and other liabilities........                     409,213
                                                                  ------------
        Total liabilities.........................                   1,245,399
                                                                  ------------

NET ASSETS
    Common stock, $0.01 par value; 5,339,067
     shares issued and outstanding
      (50,000,000 shares authorized)..............                      53,391
    Additional paid-in capital....................                  51,576,046
    Undistributed net investment income...........                     130,436
    Accumulated net realized loss.................                  (1,418,543)
    Net unrealized appreciation of investments and
     other assets and liabilities denominated in
     Indian Rupees (net of deferred Indian
     withholding tax of $406,685).................                   4,850,407
                                                                  ------------
                                                                  $ 55,191,737
                                                                  ============
NET ASSET VALUE PER SHARE.........................                      $10.34
                                                                  ============

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 2002 (In Liquidation) (unaudited)
----------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities.................................  $ 1,069,929
    Dividends from affiliated securities...................................       54,447
    Interest...............................................................      101,528  $   1,225,904
                                                                             -----------

EXPENSES
    Advisory fees..........................................................      208,058
    Legal fees.............................................................      202,712
    Custodian and accounting fees..........................................      122,418
    Insurance expense......................................................      115,814
    Trust administration fees..............................................       96,534
    Administration fees....................................................       63,014
    Directors' fees and expenses...........................................       45,080
    Audit fees.............................................................       41,624
    Reports to shareholders................................................       33,008
    Transfer agent fees....................................................       13,432
    Registration fees......................................................       11,973
    Mauritius administration fees and other expenses.......................       11,342
    Miscellaneous..........................................................       26,659        991,668
                                                                             -----------  -------------
    Net investment income..................................................                     234,236
                                                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investments--unaffiliated securities..............      773,892
    Net realized loss on investments--affiliated securities................      (76,194)
    Deferred Indian withholding tax........................................     (291,319)
                                                                             -----------
    Net realized gain on investments.......................................                     406,379
    Net realized gain on foreign currency transactions.....................                      62,121
    Net change in unrealized appreciation/depreciation of:
        Investments (net of increase in deferred Indian withholding tax of
        $406,685)..........................................................                  (1,765,667)
        Other assets and liabilities denominated in Indian Rupees..........                        (204)
                                                                                          -------------
    Net realized and unrealized loss on investments and foreign currency
     transactions..........................................................                  (1,297,371)
                                                                                          -------------

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................               $  (1,063,135)
                                                                                          =============

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
(In Liquidation)
----------------------------------------------------------------------------

                                                         FOR THE
                                                     SIX MONTHS ENDED    FOR THE YEAR
                                                    DECEMBER 31, 2002       ENDED
                                                       (UNAUDITED)      JUNE 30, 2002
                                                    ------------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment income (loss)..................    $       234,236     $  (435,635)
    Net realized gain (loss) on investments and
      foreign currency transactions...............            468,500      (1,419,452)
    Net change in unrealized
      appreciation/depreciation of investments and
      other assets and liabilities denominated in
      Indian Rupees...............................         (1,765,871)      2,012,653
                                                      ---------------     -----------
    Total from investment operations..............         (1,063,135)        157,566
                                                      ---------------     -----------

DISTRIBUTIONS TO SHAREHOLDERS
    From net realized capital gains...............         --              (1,706,750)
                                                      ---------------     -----------

CAPITAL STOCK TRANSACTIONS
    Cost of shares repurchased pursuant to Share
      Repurchase Program..........................         --              (4,690,649)
                                                      ---------------     -----------
Net decrease in net assets........................         (1,063,135)     (6,239,833)

NET ASSETS
    Beginning of period...........................         56,254,872      62,494,705
                                                      ---------------     -----------
    End of period (including undistributed net
      investment income of $130,436 at
      December 31, 2002)..........................    $    55,191,737     $56,254,872
                                                      ===============     ===========

                 See accompanying notes to financial statements

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 20002 (In Liquidation) (unaudited)
----------------------------------------------------------------------------

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI"). In March 1999, the Fund registered itself as a foreign company in the Republic of Mauritius to avail itself of the double taxation treaty between India and Mauritius ("DTAA"). On December 16, 2002, the shareholders of the Fund approved the Plan of Liquidation and Dissolution (the "Plan") of the Fund (see Note 8).

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors (the "Board"). Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. Dollars. Indian Rupee amounts are translated into U.S. Dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian Rupees at the closing rate of exchange on the valuation date; and (2) purchases and sales of

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------------------
investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain and loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of Indian Rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian Rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Indian Rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTE 2  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, majority-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million. For the six months ended December 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $2,657,770 and $5,746,514, respectively.

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25%

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------------------
of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly owned subsidiary of UBS AG, serves as the Fund's administrator. UBS Global AM receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,000 for administration services and a quarterly fee of $800 for certain other services and is reimbursed for certain expenses incurred in the performance of its duties under the agreement. One officer of the Mauritius Administrator is also a director of the Fund.

NOTE 3  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued $202,712 for the six months ended December 31, 2002 for legal services to a law firm of which the Fund's Assistant Secretary is a partner.

NOTE 4  U.S. FEDERAL INCOME TAXES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2002 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $5,216,804 was composed of gross appreciation of $16,578,619 for those investments having an excess of value over cost and gross depreciation of $11,361,815 for those investments having an excess of cost over value.

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during the calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At June 30, 2002, the Fund had a net capital loss carryforward of $723,613 which will expire by June 30, 2010. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------------------
distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $1,074,705 of realized capital losses and $103,800 of realized currency losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on July 1, 2002.

NOTE 5  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. Remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are now subject to a 10.5% Indian withholding tax for the period from April 1, 2002 through March 31, 2003. Such income distributions were exempt from Indian income tax for the period from April 1999 through March 31, 2002. Remittances to the Fund from the Trust representing proceeds from redemption of units held by the Fund (through its Mauritius branch) in the Trust will, in absence of availability of the benefits of the DTAA, be subject to a 10.5% tax on long-term gains realized and a 42% tax on short-term gains realized by the Fund on the redemption of the units (10% and 48% tax, respectively, prior to April 1, 2002). Based on recent developments described below relating to the DTAA, the Fund does not believe it will obtain benefits under the DTAA in connection with the Fund's liquidation.

The Fund is liable for tax in Mauritius at a fixed rate of 15% on its taxable income for Mauritius tax purposes. It is, however, entitled to a tax credit equivalent to the higher of the foreign taxes paid and 80% (90% prior to the year of assessment 2003/2004) of the Mauritius tax on its foreign source income which will result in a maximum tax rate of 3% (1.5% prior to the year of assessment 2003/2004). There is no capital gains tax in Mauritius. For the six months ended December 31, 2002, no provision for Mauritius taxes is considered necessary as a result of the Fund's Mauritian tax status.

During the prior years there were certain advance rulings and assessment orders issued by the Indian tax authorities which have brought into question whether entities, such as the Fund, would be able to obtain the benefits of the DTAA. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India, issued a circular ("Circular 789") to the Indian Income Tax Department clarifying that when a "Certificate of Residence" is issued by the Mauritius Authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the benefits of the tax treaty between India and Mauritius. However, an Indian public interest group had initiated litigation in the Indian courts challenging Circular 789. In connection with this litigation, the Delhi High Court, in May 2002, issued an order invalidating Circular 789. On November 18, 2002, the Supreme Court of India (the highest court in India), granted an interim stay on the May 2002 Delhi High Court

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------------------
order upon hearing the appeal filed by the Indian government and CBDT against the Delhi Court order which implies that Circular 789 continues to be in effect pending the final ruling of the Supreme Court.

On November 25, 2002, in connection with the then proposed liquidation and dissolution of the Fund (see Note 8) (which was subsequently approved by the shareholders of the Fund on December 16, 2002), the Fund's management in consultation with its tax advisors in India applied to the Indian tax authorities for a determination of Indian income taxes to be withheld on remittances of the redemption proceeds of the units of the Indian Trust should the Fund liquidate. By a certificate dated December 5, 2002 (which is valid through March 31, 2003 or the date of total redemption, whichever is earlier), the Indian tax authorities determined that the Fund would be subject to long-term capital gains tax in India upon remittance of proceeds of redemption of units held by the Fund in the Indian Trust at the rate of 10.5% (10% tax plus 5% surcharge thereon). Accordingly, upon approval of the liquidation of the Fund by more than the required majority of its shareholders on December 16, 2002, the Fund, at December 31, 2002, accrued aggregate deferred Indian withholding taxes payable of $698,004 representing 10.5% Indian income tax on net appreciation in the value of the units in the Indian Trust held by the Fund as of that date.

Subsequent to December 31, 2002 and through February 28, 2003, the Fund has redeemed units held in the Indian Trust for an aggregate of approximately $41,903,413, on which aggregate Indian income taxes of approximately $22,967 have been withheld. The Fund estimates that an additional $503,226 of Indian income taxes will be withheld in connection with redeeming units in the Indian Trust.

The foregoing is based upon current interpretation and practice and determinations made by tax authorities in India and Mauritius and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE 6  CAPITAL STOCK

There are 50,000,000 shares of $0.01 par value capital stock authorized. There were no transactions in shares of common stock for the six months ended
December 31, 2002. On May 24, 2001, the Fund's Board approved a share repurchase program authorizing the Fund to repurchase up to an aggregate of 10% of the outstanding shares of its common stock. For the year ended June 30, 2002, the Fund repurchased 559,300 shares of its common stock, representing approximately 9.5% of the Fund's outstanding shares prior to the start of the share repurchase program. These shares were repurchased at an average market price per share of $8.36 and a weighted average discount from net asset value of 18.29%. At
June 30, 2002, paid-in-capital has been reduced by the cost of $4,690,649 of capital stock repurchased.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (concluded)
----------------------------------------------------------------------

NOTE 7  CONCENTRATION OF RISK

At December 31, 2002, all of the Fund's portfolio assets were invested in Indian securities. The Indian securities markets are substantially smaller, less developed, less liquid, subject to less regulations and more volatile than the securities markets in the United States. Investments in India may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 8  PLAN OF LIQUIDATION AND DISSOLUTION

At the meeting of the Fund's shareholders held on December 16, 2002 (the "Effective Date"), the shareholders approved the Plan of Liquidation and Dissolution (the "Plan") of the Fund which was proposed by the Board of Directors of the Fund. The Plan provides for the following:

1.  The complete liquidation of all of the assets of the Fund;

2. The payment by the Fund of all known obligations including the expenses of the liquidation; and

3. The payment to the shareholders of one or more distributions equal to their pro rata portion of the net assets of the Fund, together with accrued and unpaid dividends and distributions.

The distribution of the Fund's assets will be made in up to two payments. As soon as reasonably practicable after the Effective Date, the Board of Directors will set a distribution record date for the first distribution. Shareholders holding Fund shares as of the close of business on the distribution record date will receive their proportionate share of all liquidation distributions. The first distribution is expected to consist of cash representing substantially all of the assets of the Fund, less an amount necessary to discharge any (a) unpaid liabilities and obligations of the Fund, and (b) such liabilities as the Board of Directors reasonably deem to exist against the assets of the Fund. A second distribution, if necessary, is anticipated to be made within 90 days after the first distribution and will consist of cash from any assets remaining after payment of expenses, proceeds of any sale of assets of the Fund under the Plan not sold prior to the first distribution and any other miscellaneous income of the Fund.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights (In Liquidation)
----------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below:

                                           FOR THE
                                         SIX MONTHS
                                            ENDED
                                        DECEMBER 31,                     FOR THE YEARS ENDED JUNE 30,
                                            2002         -------------------------------------------------------------
                                         (UNAUDITED)       2002         2001         2000         1999         1998
                                         -----------       ----         ----         ----         ----         ----
Net asset value, beginning of
  period............................        $10.54         $10.60       $17.75       $13.55       $ 9.56       $12.52
                                           -------        -------      -------     --------     --------      -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income (loss) before
  tax...............................          0.04          (0.08)*      (0.19)*      (0.15)       (0.11)       (0.07)
Net deferred Indian withholding
  (tax)/tax benefit on net
  investment income (loss)..........        --              --            0.24*       (0.00)@       0.03         0.02
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions.............         (0.11)          0.14*       (8.25)*       4.82         4.51        (3.06)
Deferred Indian withholding
  (tax)/tax benefit on net realized
  and unrealized gain (loss) on
  investments.......................         (0.13)         --            1.52*       (0.47)       (0.48)        0.15
                                           -------        -------      -------     --------     --------      -------
Total income (loss) from investment
  operations........................         (0.20)          0.06        (6.68)        4.20         3.95        (2.96)
                                           -------        -------      -------     --------     --------      -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From net realized gain on
  investments.......................        --              (0.30)       (0.47)       --           --           --
                                           -------        -------      -------     --------     --------      -------
CAPITAL SHARE TRANSACTIONS
Net increase in net asset value
  resulting from repurchase of
  common stock......................        --               0.18        --           --           --           --
Capital contibutions from Investment
  Adviser...........................        --              --           --           --            0.04        --
                                           -------        -------      -------     --------     --------      -------
Total capital share transactions....        --               0.18        --           --            0.04        --
                                           -------        -------      -------     --------     --------      -------
Net asset value, end of period......        $10.34         $10.54       $10.60       $17.75       $13.55       $ 9.56
                                           =======        =======      =======     ========     ========      =======
Market value, end of period.........        $10.01         $ 8.20       $ 8.35       $11.38       $ 9.56       $ 7.25
                                           =======        =======      =======     ========     ========      =======
TOTAL INVESTMENT RETURN (a).........         22.07%          1.69%      (23.62)%      19.04%       31.90%      (45.79)%
                                           =======        =======      =======     ========     ========      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)..........................       $55,192        $56,255      $62,495     $174,525     $133,242      $93,957
Ratio of expenses, excluding
  (tax)/tax benefit, to average net
  assets (b)........................          3.69%+         3.36%        2.48%        1.94%        2.51%        2.32%
Ratio of expenses, including
  (tax)/tax benefit, to average net
  assets (c)........................          3.69%+         3.36%        0.81%        1.95%        2.21%        1.87%
Ratio of net investment income
  (loss) to average net assets......          0.87%+        (0.74)%       0.35%       (0.79)%      (0.70)%      (0.18)%
Portfolio turnover..................             5%            23%          11%          20%          30%          23%

----------------------------------
 * Based on average shares outstanding.
 + Annualized.
 @ Net deferred Indian withholding (tax)/tax benefit on net investment loss for Indian tax purposes equivalent to ($0.0017) per share for the year ended
   June 30, 2000.
(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions and is not annualized for a period of less than one year.
(b) Includes interest expense of $156,345 (or 0.08% of average net assets) and $153,641 (or 0.14% of average net assets) for the years ended June 30, 2000 and 1999, respectively.
(c) Includes interest expense net of deferred Indian withholding tax benefit of $140,711 (or 0.07% of average net assets) and of $138,277 (or 0.12% of average net assets), for the years ended June 30, 2000 and 1999, respectively.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Ltd.
Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade
Mumbai, 400-005, India
Telephone Number 9122-2218-0087
Fax Number 9122-2218-8859
Internet utiias@giasbm01.vsnl.net.in

ADMINISTRATOR
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019
Telephone Number (212) 882-5977

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027
Toll free 1-800-331-1710

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India

DIRECTORS
M. Damodaran
Uday Kumar Gujadhur
Thomas L. Hansberger
Ishaat Hussain
M.K.T. Reddy
Christopher Reeves

OFFICERS
D.S.R. Murthy, PRESIDENT
Narayanan Raman, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. THE FINANCIAL STATEMENTS INCLUDED HEREIN ARE TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON. IT IS NOT A PROSPECTUS OR CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                             [LOGO IGF LISTED NYSE]

   THE INDIA
   GROWTH
   FUND INC.
  (IN LIQUIDATION)
----------------------
----------------------

   SEMI-ANNUAL REPORT
   DECEMBER 31, 2002